UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund II, Inc.

Annual Report December 31, 2004 Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow’s Technologies

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Stockholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	5
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Notes to Financial Statements	17
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	25
Directors and Officers	26
For More Information	back cover

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund II, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Managers, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2004, Seligman New Technologies Fund II delivered a total return of 14.11%. During the same time, the public technology market, as measured by the Goldman Sachs Technology Index, returned 2.90%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of 7.90%.

We are pleased to announce that Reema Shah has joined Thomas Hirschfeld and Richard Parower as Co-Portfolio Manager of Seligman New Technologies Fund II. Ms. Shah was recently promoted to Managing Director of J. & W. Seligman & Co. Incorporated and has been an important part of the firm’s technology investing team since November 2000.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 16, 2005

Manager	Stockholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered Public Accounting Firm	General Counsel
Deloitte & Touche LLP	Sullivan & Cromwell LLP

Interview With Your Portfolio Managers
Thomas Hirschfeld, Richard Parower and Reema Shah

Q:	How did Seligman New Technologies Fund II, Inc. perform during the twelve months ended December 31, 2004?

A:	During the year ended December 31, 2004, Seligman New Technologies Fund II, Inc. delivered a total return of 14.11%. During the same time, the public technology market, as measured by the Goldman Sachs Technology Index, returned 2.90%. The Goldman Sachs Blended Index, which excludes the services and hardware sub-sectors, posted a total return of 7.90%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:
For the most part, 2004 was a difficult year for technology stocks. US companies generally remained cautious regarding technology spending during a period of Federal Reserve Board rate increases, continued difficulties in Iraq, rising energy costs, and a close and uncertain US presidential election. The final quarter of the year, however, did deliver a strong rally for the public technology stock indices as energy prices fell substantially and the presidential election ended conclusively. At year-end, public technology stock indices delivered positive, but generally unimpressive, returns for the year. The Fund’s public portfolio outperformed the indices for the year, and delivered most of its returns during the final quarter of the year, as it benefited from the improving environment for technology stocks.

The environment for venture capital improved in 2004, with better opportunities for initial public offerings (IPOs) and mergers. While this was welcome news and the Fund’s private portfolio benefited from this more favorable backdrop, we are concerned that more favorable exit prospects have caused venture investors to be somewhat less cautious, both in their existing portfolio companies and in new ones. This may make it easier for our companies to obtain additional financing, but it has also led to more companies being created or simply surviving than their respective technology subsectors can sustain. This makes it harder for even the best companies, including those in the portfolio, to flourish. We continue to believe that it will take several more years before these after-effects of the venture capital bubble are resolved.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
At year-end, 77% of the Fund was invested in public securities and cash, and 23% was invested in private securities. In 2004, both the Fund’s public and private portfolios solidly outperformed the Goldman Sachs Technology Indices.

Software, the Fund’s largest public portfolio sector weighting, was significantly overweighted. Software was one of the better performing areas within the Goldman Sachs Technology Index, and the Fund’s holdings here delivered above-average returns. During the past fiscal year, the software industry experienced some large and high-profile mergers, which boosted stock prices. These mergers have been partly driven by demand from end users. Corporations increasingly want to buy more software from fewer providers to reduce support costs and to concentrate buying power. While we don’t invest in companies solely for merger and acquisition opportunities, we have become increasingly aware of both the positive and negative potential such activity could have on the Fund’s holdings.

Interview With Your Portfolio Managers
Thomas Hirschfeld, Richard Parower and Reema Shah

Within software, we continued to find opportunities in security software, such as antivirus software and anti-spyware. Companies with strong franchises in this space have had rapid growth as security threats have multiplied. We have also found interesting opportunities in the area of authorization and authentication, and business intelligence tools.

The Fund’s continued heavy exposure to health care benefited the Fund during this time. While the Goldman Sachs Technology Index has almost no exposure here, we believe health care is increasingly dependent upon and interconnected with technology, and that it has offered better sustainable growth rates at more reasonable prices than more traditional technology subsectors.

The Fund remained significantly underweighted in semiconductors and semiconductor capital equipment because we believe that unit growth in two key end markets — PCs and handsets — is slowing. This was the worst-performing area of the Goldman Sachs Technology Index and the biggest drain on the index’s performance. The Fund was highly selective in the companies it held here, and its holdings delivered strong returns, boosting both relative and absolute returns for the Fund.

The Fund’s returns were hurt by its underweighting in computers and peripherals, and by the Fund’s underperformance in this area. In 2004, demand for computer storage was brisk, particularly during the second half of the year.

While the Fund did experience some write-downs on the private side during the course of the year, write-ups exceeded them in value and significantly boosted overall performance. One of the Fund’s largest private holdings received an offer to be acquired, prompting an upward revaluation of the holding. The Fund’s position in another company was sold to an investor, which also benefited performance. Another boost came from a large holding being sold to a public company.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund II, Inc. is managed by Thomas Hirschfeld, Richard Parower, and Reema Shah. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Chris Kim, Richard Parower, Sangeeth Peruri, Doug Peta, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund’s portfolio characteristics.

Investment Results

Total Returns For the Periods Ended December 31, 2004				Net Asset Value Per Share
				December 31, 2004	$5.66
		Average Annual		June 30, 2004	5.23
	Six Months*	One Year	Since Inception 6/22/00	December 31, 2003	4.96
With Sales Charge**	n/a	n/a	(27.96)%
Without Sales Charge**	8.22%	14.11%	(27.11)
Goldman Sachs Technology Index†	2.14	2.90	(18.63)
Blended Index††	1.18	7.90	(21.27)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance and does not guarantee futrure results. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month-end by going to www.seligman.com1. The Manager made certain payments to the Fund in May 2004. Absent such payments, returns that include this period would have been lower.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or if such events occur, the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.
__________
[1]	The reference of Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.
*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share. The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.
†	The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of distributions. It is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
††	The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Portfolio Overview

Diversification of Net Assets
December 31, 2004

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2004	2003
Common Stocks:
Application Software	8	$5,304,199	$7,030,385	7.6	10.0
Biotechnology	2	1,107,187	1,259,383	1.3	—
Capital Markets	—	—	—	—	1.6
Communications Equipment	8	9,437,279	6,167,594	6.6	0.8
Computers and Peripherals	5	2,249,086	2,284,113	2.5	2.9
Consumer Electronics	1	628,404	712,255	0.8	0.4
Diversified Telecommunication Services	1	524,170	529,305	0.6	1.2
Electronics Equipment and Instruments	3	2,050,953	2,063,571	2.2	5.3
Health Care Equipment and Supplies	6	4,550,314	3,802,749	4.1	6.1
Health Care Providers and Services	2	1,509,226	2,317,779	2.5	3.3
Home Entertainment Software	1	3,205,391	3,338,759	3.6	0.9
Hotels Restaurants and Leisure	1	583,103	630,585	0.7	—
Internet and Catalog Retail	2	1,903,446	2,309,031	2.5	3.3
Internet Software and Services	6	12,643,434	4,589,391	4.9	0.8
IT Services	3	855,625	994,810	1.1	7.7
Leisure Equipment and Products	1	265,254	331,776	0.3	—
Media	2	1,094,157	1,456,747	1.6	1.5
Multi-Sector Holdings	1	2,370,322	1,287,300	1.4	2.2
Semiconductors and Semiconductor Equipment	11	6,673,819	8,328,222	9.0	12.0
Systems Software	8	12,899,707	12,553,986	13.5	8.9
Total Common Stocks	72	69,855,076	61,987,741	66.8	68.9
Convertible Preferred Stocks:
Application Software	1	1,708,196	450,444	0.5	0.2
Communications Equipment	1	7,213,357	—	—	1.1
Electronic Equipment and Instruments	1	1,533,946	1,617,480	1.7	1.3
Health Care Equipment and Supplies	1	128,010	67,657	0.1	0.1
Internet Software and Services	6	28,149,531	14,334,684	15.5	14.2
Semiconductors and Semiconductor Equipment	—	—	—	—	0.4
Systems Software	1	1,000,000	—	—	0.1
Wireless Telecommunication Services	1	10,893,921	220,687	0.2	0.5
Total Convertible Preferred Stocks	12	50,626,961	16,690,952	18.0	17.9
Limited Partnerships:
Multi-Sector Holdings	2	3,926,510	2,397,339	2.6	2.0

(Continued on next page.)

Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2004

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2004	2003
Convertible Promissory Notes:
Internet Software and Services	2	$201,382	$—	—	—
Systems Software	1	62,500	—	—	—
Total Convertible Promissory Notes	3	263,882	—	—	—
Short-Term Holding and Other Assets Less Liabilities	1	11,673,544	11,673,544	12.6	11.2
Net Assets	90	$136,345,973	$92,749,576	100.0	100.0

Largest Industries
December 31, 2004

Composition of Net Assets
December 31, 2004

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Take-Two Interactive Software	Symantec**
Yahoo!*	Quest Diagnostics
BMC Software	Accenture (Class A)**
Cisco Systems*	AmeriTrade Holding**
MEMC Electronic Material	Advanced Micro Devices
eBay*	Marvell Technology Group
Ask Jeeves*	Laboratory Corp. of America Holdings
Nokia (ADRs)*	Synopsys
Boston Scientific*	Tessera Technologies**
Broadcom (Class A)*	Verizon Communications**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
__________
* Position added during the period.
** Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2004

Security	Value	Percent of Net Assets
Cybertrust (Series A)	$6,828,557	7.4
Blue Pumpkin Software (Series G)	5,425,737	5.8
Take-Two Interactive Software	3,338,759	3.6
BMC Software	3,333,120	3.6
MEMC Electronic Materials	3,264,800	3.5
Computer Associates International	2,894,792	3.1
Microsoft	2,879,877	3.1
Amdocs	2,341,500	2.5
Yahoo!	2,009,676	2.2
Nextest Systems (Series B)	1,617,480	1.7

Portfolio of Investments
December 31, 2004

	Shares	Value
Common Stocks 66.8%
Application Software 7.6%
Altiris*	11,700	$414,648
Amdocs*	89,200	2,341,500
Business Objects (ADR)*	21,700	548,902
Citrix Systems*	64,600	1,584,315
Cognos*	10,200	449,157
FileNet*	6,600	169,785
Hyperion Solutions*	8,500	396,228
Synopsys*	57,500	1,125,850
		7,030,385

Biotechnology 1.3%
Charles River Laboratories International*	10,300	473,903
Invitrogen*	11,700	785,480
		1,259,383

Communications Equipment 6.6%
Avocent*	29,400	1,191,141
CIENA#	38,023	63,213
Cisco Systems*	77,000	1,485,330
Corning*	45,400	534,358
NETGEAR*	22,900	415,750
Nokia (ADR)	60,600	949,602
QUALCOMM	36,000	1,528,200
WaveSplitter Technologies#	42,526	—
		6,167,594

Computers and Peripherals 2.5%
ATI Technologies*	26,500	513,703
Brocade Communications Systems*	27,400	208,377
Dell*	8,500	358,232
EMC*	23,700	352,419
Hewlett-Packard	40,600	851,382
		2,284,113

Consumer Electronics 0.8%
Matsushita Electric Industrial	45,000	712,255

Diversified Telecommunication Services 0.6%
Sprint (FON Group)	21,300	529,305

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2004

	Shares	Value
Electronic Equipment and Instruments 2.2%
Amphenol (Class A)	21,900	$804,606
Orbotech*	17,300	366,933
Photon Dynamics*	36,800	892,032
		2,063,571

Health Care Equipment and Supplies 4.1%
Adeza Biomedical*	1,800	31,986
Beckman Coulter	2,700	180,873
Boston Scientific*	23,900	849,645
DJ Orthopedics*	33,700	721,854
Fisher Scientific International*	16,800	1,047,984
GMP Companies#	73,349	970,407
		3,802,749

Health Care Providers and Services 2.5%
Laboratory Corp. of America Holdings*	23,700	1,180,734
Quest Diagnostics	11,900	1,137,045
		2,317,779

Home Entertaintment Software 3.6%
Take-Two Interactive Software*	95,900	3,338,759

Hotels, Restaurants and Leisure 0.7%
GTECH Holdings	24,300	630,585

Internet and Catalog Retail 2.5%
eBay*	13,300	1,546,857
IAC / InterActiveCorp*	27,600	762,174
		2,309,031

Internet Software and Services 4.9%
Ask Jeeves*	37,900	1,013,635
Captara#	1,564,953	—
MarketSoft#ø	47,991	17,277
S1*	87,000	787,785
VeriSign*	22,700	761,018
Yahoo!*	53,300	2,009,676
		4,589,391

IT Services 1.1%
Fiserv*	8,900	357,735
Ness Technologies*	9,900	146,966
SunGard Data Systems*	17,300	490,109
		994,810

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2004

	Shares	Value
Leisure Equipment and Products 0.3%
Marvel Enterprises*	16,200	$331,776

Media 1.6%
Comcast (Class A)*	21,500	715,627
News Corporation (Class B)	38,600	741,120
		1,456,747

Multi-Sector Holdings 1.4%
Tower Gate (Series E)#	1,562,608	1,287,300

Semiconductors and Semiconductor Equipment 9.0%
Advanced Micro Devices*	39,000	858,780
Broadcom (Class A)*	25,400	820,039
Credence Systems*	8,200	75,071
Intel	37,200	871,038
Lam Research*	27,000	779,760
Marvell Technology Group*	19,600	694,428
Mattson Technology*	26,100	293,233
MEMC Electronic Materials*	246,400	3,264,800
Monolithic Power Systems*	3,200	29,744
NetLogic Microsystems*	30,500	304,237
Taiwan Semiconductor Manufacturing (ADR)	212,201	337,092
		8,328,222

Systems Software 13.5%
BMC Software*	179,200	3,333,120
Check Point Software Technologies*	42,400	1,044,100
Computer Associates International	93,200	2,894,792
Macrovision*	12,900	331,917
Microsoft	107,800	2,879,877
NFR Security#	25,246	12,118
Oracle*	73,300	1,006,043
VERITAS Software*	36,900	1,052,019
		12,553,986

Total Common Stocks (Cost $69,855,076)		61,987,741

Convertible Preferred Stocks# 18.0%
Application Software 0.5%
Index Stock Imagery (Series A Sr.)	617,046	450,444

Communications Equipment 0.0%
Calient Networks (Series A-1)	88,664	—

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2004

	Shares, Principal Amount or Partnership Interest		Value
Electronic Equipment and Instruments 1.7%
Nextest Systems (Series B)	612,682	shs.	$1,617,480

Health Care Equipment and Supplies 0.1%
GMP Companies (Series C)	3,765		67,657

Internet Software and Services 15.5%
Adexa (Series C)	562,080		550,838
Adexa (Series E)	340,647	†	265,705
Blue Pumpkin Software (Series G)	1,061,788		5,425,737
Cybertrust (Series A)	2,008,399		6,828,557
Infomediary Technology Solutions (Series A Sr.)	466,508		746
MarketSoft (Series D)Ø	1,512,334		1,263,101
			14,334,684

Systems Software 0.0%
Enterworks (Series B)	510,204		—

Wireless Telecommunication Services 0.2%
fusionOne (Series D)	2,006,247		220,687

Total Convertible Preferred Stocks (Cost $50,626,961)			16,690,952

Limited Partnerships# 2.6%
Multi-Sector Holdings 2.6%
Asia Internet Capital Ventures	$2,276,102		1,113,924
GrandBanks Capital Venture	1,646,671		1,283,415

Total Limited Partnerships (Cost $3,926,510)			2,397,339

Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, 2/20/06	133,333		—
Techies.com 9%, 2/20/08	66,667		—
			—

Systems Software 0.0%
Enterworks 10%, payable on demand	62,500	†	—

Total Convertible Promissory Notes (Cost $263,882)			—

__________
See footnotes on page 12.

Portfolio of Investments
December 31, 2004

	Principal Amount	Value
Repurchase Agreement 8.3%
State Street Bank & Trust 1.4%, dated 12/31/04, maturng 1/3/05collateralized by: $7,935,000 US Treasury Notes 2.625%, 11/15/06, with a fair market value of $7,895,325 (Cost $7,663,000)	$7,663,000	$7,663,000
Total Investments (Cost $ 132,335,429) 95.7%		88,739,032
Other Assets Less Liabilities 4.3%		4,010,544

Net Investment Assets 100.0%		$92,749,576

__________
*	Non-income producing security.
#	Restricted and non-income producing security.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
†	Warrants attached.
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2004

Assets:
Investments, at value:
Common stocks* (cost $69,855,076)	$61,987,741
Convertible preferred stocks* (cost $50,626,961)	16,690,952
Limited partnerships (cost $3,926,510)	2,397,339
Convertible promissory notes (cost $263,882)	—
Repurchase agreement (cost $7,663,000)	7,663,000
Total investments (cost $132,335,429)	88,739,032
Cash**	2,327,726
Receivable for securities sold	1,892,666
Expenses prepaid to stockholder service agent	22,536
Receivable for interest and dividends	9,794
Other	3,781
Total Assets	92,995,535

Liabilities:
Management fee payable	114,345
Accrued expenses and other	131,614
Total Liabilities	245,959
Net Assets	$92,749,576

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;16,392,707 shares outstanding):	$163,927
Additional paid-in capital	615,190,814
Accumulated net investment loss	(11,019)
Accumulated net realized loss	(479,105,976)
Net unrealized depreciation of investments and foreign currency transactions	(43,488,170)
Net Assets	$92,749,576
Net Asset Value Per Share	$5.66

__________
*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $9,217,479 and a value of $1,280,378.
**	Includes foreign currencies with a value of $2,345,582 and a cost of $2,237,355.
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $1,417)	$481,533
Interest	97,337
Total Investment Income	578,870

Expenses:
Management fee	1,345,211
Stockholder servicing fees	446,519
Stockholder account services	303,539
Auditing and legal fees	122,820
Stockholder reports and communications	65,083
Custody and related services	28,709
Directors’ fees and expenses	13,218
Miscellaneous	11,227
Total Expenses	2,336,326
Net Investment Loss	(1,757,456)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(22,874,725)
Payment received from the Manager (Note 10)	22,726
Net change in unrealized depreciation of investments and foreign currency transactions	36,411,851
Net Gain on Investments and Foreign Currency Transactions	13,559,852
Increase in Net Assets from Operations	$11,802,396

__________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Operations:
Net investment loss	$(1,757,456)	$(2,064,233)
Net realized loss on investments and foreign currency transactions	(22,874,725)	(6,077,396)
Payment received from the Manager (Note 10)	22,726	—
Net change in unrealized depreciation of investments and foreign currency transactions	36,411,851	37,396,815
Increase in Net Assets from Operations	11,802,396	29,255,186

Capital Share Transactions:
Reimbursement received from Manager (Note 3)	77,171	—
Cost of shares of Common Stock repurchased (2,859,200 and 3,530,739 shares)	(14,567,662)	(14,009,716)
Decrease in Net Assets from Capital Share Transactions	(14,490,491)	(14,009,716)
Increase (Decrease) in Net Assets	(2,688,095)	15,245,470

Net Assets:
Beginning of year	95,437,671	80,192,201
End of Year (net of accumulated net investment loss of $11,019 and $9,755, respectively)	$92,749,576	$95,437,671

__________
See Notes to Financial Statements.

Statement of Cash Flows
For the Year Ended December 31, 2004

Cash Flows From Operating Activities:
Increase in net assets from operations	$11,802,396
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(83,144,736)
Proceeds from disposition of investment securities	100,229,966
Purchases/maturities of short-term investment securities, net	737,000
Decrease in interest and dividend receivable	8,609
Decrease in receivable for securities sold	169,282
Decrease in other assets	16,705
Increase in management fees payable, accrued expenses and other	553
Net change in unrealized depreciation of investments	(36,303,730)
Net realized loss on investments	22,874,076
Net Cash Provided by Operating Activities	16,390,121

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(14,490,491)
Net Cash Used in Financing Activities	(14,490,491)
Net Increase in Cash	1,899,630

Cash balance at beginning of year	428,096
Cash Balance at End of Year	$2,327,726

__________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2004, market quotations were not readily available for venture capital securities valued at $21,438,606 (23.1% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.
Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.
Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments. For the year ended December 31, 2004, the Fund did not write or purchase options.

f.
Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

g.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend dates.

2.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2004, amounted to $83,144,736 and $100,229,966, respectively.

3.
Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

Notes to Financial Statements

During the year ended December 31, 2004, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered and Repurchased	Repurchase Amounts
December 2003	January 9, 2004	4.4	$4,316,007
March 2004	April 8, 2004	3.4	3,399,134
June 2004	July 9, 2004	2.9	2,599,526
September 2004	October 8, 2004	5.0	4,252,995

In addition, on January 14, 2005, the Fund repurchased 4.7% of its shares, representing all shares tendered, for $4,301,265.

The Manager also paid the Fund $77,171 as a reimbursement for an overpayment made to stockholders whose shares were repurchased by the Fund in October 2004.

4.
Management Fee, Incentive Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund’s average daily net assets.

In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund’s: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund’s net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund’s net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net investment income, and net unrealized appreciation.

Notes to Financial Statements

The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

At December 31, 2004, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund’s results of operations through December 31, 2004, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $307,860,000 (subject to adjustment as stated above).

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $303,539 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $63,800. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof of $11,019 at December 31, 2004, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.
Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended December 31, 2004, such fees aggregated $446,519, or 0.50% per annum of the Fund’s average daily net assets.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $132,449,809. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $114,380.

At December 31, 2004, the tax basis components of accumulated losses were as follows:

Notes to Financial Statements

Gross unrealized appreciation of portfolio securities	$9,947,868
Gross unrealized depreciation of portfolio securities	(54,646,393)
Net unrealized depreciation of portfolio securities	(44,698,525)
Net unrealized appreciation on foreign currencies	108,227
Capital loss carryforward	(478,003,848)
Undistributed income	—
Total accumulated losses	$(522,594,146)

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $478,003,848, which is available for offset against future taxable net capital gains, with $86,066,909 expiring in 2008, $191,233,183 expiring in 2009, and $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, and $26,983,173 expiring in 2012. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of this capital loss carryfor-ward before it expires.

In addition, the Fund elected to defer to January 1, 2005, the recognition for tax purposes of net losses of $1,172,118 realized on sales of investments after October 31, 2004. These losses will be available to offset future taxable net gains.

7.
Limited Partnership Commitment — In connection with the Fund’s investments in a limited partnership, the Fund is contractually committed to make additional capital contributions of up to $1,992,382, if and when the partnership requests such contributions. This commitment expires in November 2005 with respect to new investments to be made by the partnership and has a final expiration date of November 2010.

8.
Restricted Securities — At December 31, 2004, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these securities, including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such costs could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2004, were as follows:

Investments	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
CIENA	1/22/02	97,430	63,213

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value
Common stocks: (continued)
GMP Companies	8/17/00	$2,090,628	$970,407
MarketSoft	12/13/00	124,422	17,277
NFR Security	3/16/01	1,712,805	12,118
Tower Gate (Series E)	7/26/00	2,370,322	1,287,300
WaveSplitter Technologies	9/22/00	3,634,658	—
		18,291,164	2,350,315
Convertible preferred stocks:
Adexa (Series C)	8/24/00	7,140,288	550,838
Adexa (Series E)*	7/12/02	432,665	265,705
Blue Pumpkin Software (Series G)	7/16/01	4,098,502	5,425,737
Calient Networks (Series A-1)	12/11/00	7,213,357	—
Cybertrust (Series A)	3/19/01	7,103,586	6,828,557
Enterworks (Series B)	10/30/00	1,000,000	—
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	220,687
GMP Companies (Series C)	6/3/02	128,010	67,657
Index Stock Imagery (Series A Sr.)	8/18/00 to 4/16/04	1,708,196	450,444
Infomediary Technology Solutions (Series A Sr.)	10/6/00	281,433	746
Marketsoft (Series D)	12/13/00	9,093,057	1,263,101
Nextest Systems (Series B)	11/27/01	1,533,946	1,617,480
		50,626,961	16,690,952
Limited partnerships:
Asia Internet Capital Ventures	8/15/00	2,279,839	1,113,924
GrandBanks Capital Venture	1/25/01 to 6/23/04	1,646,671	1,283,415
		3,926,510	2,397,339
Convertible promissory notes:
Enterworks 10%, payable on demand*	5/15/01	62,500	—
Techies.com:
9%, due 2/20/2006	2/22/01	134,704	—
9%, due 2/20/2008	2/22/01	66,678	—
		263,882	—
Total		$73,108,517	$21,438,606

__________
* Warrants attached.

8.
Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

Notes to Financial Statements

Affiliate	Beginning Shares	Gross Purchases and Additions		Gross Sales and Reductions		Ending Shares		Dividend Income/ Realized Gain (Loss)	Ending Value
Biometric Access (Series A-1)	76,009	—		76,009		—		$(974,254)	$—
Biometric Access (Series A-2)	257,544	—		257,544		—		(3,296,563)	—
MarketSoft	—	47,991	(1)	—		47,991		—	17,277
MarketSoft (Series D)	1,887,419	—		375,085	(1)	1,512,334		—	1,263,101
Tower Gate (Series E)	1,562,608	—		—		1,562,608	(3)	—	1,287,300
TruSecure (Series A)	2,131,683	4,966,821		7,098,504	(2)	—		—	—
Total								$(4,270,817)	$2,567,678

__________
(1) Series D preferred stock converted to common stock.
(2) Preferred stock converted to Cybertrust preferred stock.
(3) As of December 31, 2004, the Fund’s holding was less than 5% of the outstanding voting securities.

10.
Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, the practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman New Technologies Fund II, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $22,726 paid to Seligman New Technologies Fund II, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Year Ended December 31,
	2004	2003	2002	2001	6/22/00*to 12/31/00
Per Share Data
Net Asset Value, Beginning of Period	$4.96	$3.52	$10.50	$17.17	$23.70
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.10)	(0.15)	(0.23)	(0.03)
Net realized and unrealized gain (loss) on investments	0.80	1.54	(6.83)	(6.44)	(6.44)
Increase (Decrease) from Investment Operations	0.70	1.44	(6.98)	(6.67)	(6.47)
Offering costs	—	—	—	—	(0.06)
Net Increase (Decrease) in Net Asset Value	0.70	1.44	(6.98)	(6.67)	(6.53)
Net Asset Value, End of Period	$5.66	$4.96	$3.52	$10.50	$17.17

Total Return:	14.11% **	40.91%	(66.48)%	(38.85)%	(27.55)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$92,750	$95,438	$80,192	$282,978	$536,743
Ratio of expenses to average net assets	2.60%	2.69%	2.47%	2.30%	2.25%†
Ratio of net investment loss to average net assets	(1.95)%	(2.46)%	(2.36)%	(1.68)%	(0.28)%†
Portfolio turnover rate	105.31%	112.87%	163.40%	165.81%	90.14%

__________
*	Commencement of operations.
**	Excluding the effect of the payments received from the Manager (Note 10), total return would have been 14.08%.
†	In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund’s commencement of operations.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders, Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and investee companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2005

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (71)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

__________

See footnotes on page 29.

Directors and Officers

Independent Directors (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (75)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds†(except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds† and Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

__________

See footnotes on page 29.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)* • Director and Chairman of the Board: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)* • Director and President: 2000 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director, ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date
Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Richard M. Parower (38) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

Thomas Hirschfeld (42) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technologies Fund, Inc. Formerly, General Partner at Patricof & Co. Ventures, specializing in Internet and business-to-business commerce investments from 1995 to 2001.

__________

See footnotes on page 29.

Directors and Officers

Interested Directors and Principal Officers (Continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Reema D. Shah (32) • Vice President and Co-Portfolio Manager: From Jan. 2005
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. Formerly, Senior Transaction Processing Analyst with CS First Boston.

Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President and Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40) • Secretary: 2000 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation Department, J. & W. Seligman & Co. Incorporated.

__________

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Messrs. Morris and Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

For More Information

Important Telephone Numbers
(800) 221-2450 Stockholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone
 Access Service

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com[1].

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

__________

[1]   This reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

CENTII-2 12/04

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$88,317	$84,166
Audit-Related Fees	-	-
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual and semi-annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$76,630	$89,130
Tax Fees	13,703	7,500
All Other Fees	43,000	-

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; (iii) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e)(1)
The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2)	No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,464 and $100,627, respectively.

(h)	All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

James N. Whitson, Chairman
John R. Galvin	Betsy S. Michel
John E. Merow	Leroy C. Richie

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”).

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman’s Chief Investment Officer and includes Seligman’s Vice Chairman and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman’s Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee’s members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee’s members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1.	Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.	Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.	Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.	Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.	Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing stock repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 8, 2005

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.